SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[X]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                 Edward D. Jones & Co. Daily Passport Cash Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.
[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[  ]     Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST

Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.

Edward D. Jones & Co. Daily Passport Cash Trust will hold a special meeting of shareholders on March 29, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

What issues am I being asked to vote on?
The proposals include the election of Trustees, ratification of independent auditors, and changes to the Trust's fundamental investment policies. The Trustees have also recommended several amendments to the Declaration of Trust.

Why are individuals recommended for election to the Board of Trustees?
The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders.

Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable.

Why am I being asked to vote on the ratification of independent auditors?
The independent auditors conduct a professional examination of accounting documents and supporting data to render an opinion on the material fairness of the information. Because financial reporting involves discretionary decision making, the auditors' opinion is an important assurance to both the Trust and its investors.

The Board of Trustees approved the selection of Ernst & Young LLP, long-time auditors of the Trust, for the current fiscal year and believes that the continued employment of this firm is in the Trust's best interests.

Why are the Trust's "fundamental policies" being changed or removed?
Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Trust's operations.

By reducing the number of "fundamental policies," the Trust may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Trust's assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and

o remove fundamental policies that are no longer required by the securities laws of individual states.

The Trust's investment adviser, Passport Research, Ltd., is an experienced and knowledgeable money manager. Its highly trained professionals are dedicated to making investment decisions in the best interest of the Trust and its shareholders. The Board believes that the proposed changes will be applied responsibly by the Trust's investment adviser.

Why are some "fundamental policies" being reclassified as "operating policies?" As noted above, some "fundamental policies" have been redefined as "operating policies". Operating policies do not require shareholder approval to be changed. This gives the Trust's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

Why are the Trustees recommending amendments to the Declaration of Trust?
The Declaration organizing the Trust was prepared many years ago. Since then, developments in the investment company industry and the state of the law have reflected many improvements. The Board is recommending changes to the Declaration of Trust that permit the Trust to benefit from these developments.

How do I vote my shares?
You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

You may also vote by telephone at 1-800-690-6903, or through the Internet at www.proxyvote.com. If you choose to help save the Trust time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

Who do I call if I have questions about the Proxy Statement?

Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.

After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote for all proposals.

                  2
                 EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST

                            NOTICE OF SPECIAL MEETING
                    IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 29, 1999


                  A Special Meeting in lieu of Annual Meeting of the shareholders of Edward D. Jones & Co. Daily Passport Cash Trust (the "Trust") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 11:30 a.m. (Eastern time), on March 29, 1999 to consider proposals:

                     (1)   To elect nine Trustees.

                     (2) To ratify the selection of the Trust's independent auditors.

                     (3) To make changes to the Trust's fundamental investment policies:

                    (a) To amend the Trust's fundamental investment policy on diversification of its investments;

                           (b) To make non-fundamental, and to amend, the Trust's fundamental investment policy regarding the maturity of money market instruments;

                           (c) To make non-fundamental, and to amend, the Trust's fundamental investment policy regarding restricted securities;

                           (d) To make non-fundamental the Trust's policy prohibiting investment in securities to exercise control of an issuer;

                           (e) To make non-fundamental, and to amend, the Trust's authority to invest in the securities of other investment companies; and

                           (f) To amend the Trust's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding.

                     (4) To eliminate certain of the Trust's fundamental investment policies:

                    (a) To remove the Trust's fundamental investment policy on investing in new issuers;

                           (b) To remove the Trust's fundamental investment
policy on investing in oil, gas, and minerals;

                           (c) To remove the Trust's fundamental investment policy on investing in issuers whose securities are owned by Officers and Trustees;

                           (d) To remove the Trust's fundamental investment
policy on investing in options; and

                           (e) To remove the Trust's fundamental investment policy regarding the average maturity of securities in the Trust's portfolio.

                     (5) To approve amendments and restatements to the Trust's Declaration of Trust:

                    (a) To permit the Trust to add series and classes of shares;

                           (b) To require the approval of a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation; and

                           (c) To permit the Board of Trustees to liquidate
assets of the Trust without seeking shareholder approval.

                           To transact such other business as may properly come
before the meeting or any adjournment thereof.

The Board of Trustees has fixed January 14 [29], 1999, as the record date for determination of shareholders entitled to vote at the
                                           ====
meeting.

                                             By Order of the Board of Trustees,



                                             John W. McGonigle
                                             Secretary





February 11, 1999



--------------------------------------------------------------------------------
YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF
MAILED              IN              THE              UNITED              STATES.
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


                                TABLE OF CONTENTS

About the Proxy Solicitation and the Meeting.................................4

Election of Nine Trustees....................................................4

About the Election of Trustees ..............................................5

Trustees Standing for Election...............................................5

Nominees Not Presently Serving as Trustees...................................6

Ratification of the Selection of the Independent Auditors....................7

Approval of Changes to the Trust's Fundamental Investment
     Policies................................................................7

Approval of the Elimination of Certain Fundamental Investment Policies......12

Approval of Amendments and Restatements of the Trust's
     Declaration of Trust...................................................14

Information About the Trust.................................................17

Proxies, Quorum and Voting at the Meeting...................................17

Share Ownership of the Trustees.............................................18

Trustee Compensation........................................................19

Officers of the Trust.......................................................20

Other Matters and Discretion of Attorneys Named in the Proxy................21

                                                                      DEFINITIVE

                                 PROXY STATEMENT


                 EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST
                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Meeting

         The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting in lieu of annual meeting of shareholders of the Trust to be held on March 29, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 11:30 a.m. (such special meeting in lieu of annual meeting and any adjournment or postponement thereof are referred to as the "Meeting").

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.



         At its meeting on November 17, 1998, the Board reviewed both the proposed Amended and Restated Declaration of Trust and the changes recommended in the investment policies of the Trust and approved them subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about January 26, 1999, to shareholders of record at the close of business on January 29, 1999 (the "Record Date"). On the Record Date, the Trust had outstanding _________7,600,494,604.172 shares of beneficial interest.



         The Trust's annual prospectus, which includes audited financial statements for the fiscal year ended February 28, 1998, was previously mailed to shareholders. Requests for a semi-annual report which contains unaudited financial statements for the period ended August 31, 1998, may be made in writing to the Trust's principal executive offices, which are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or by calling toll-free 1-800-341-7400.

                     PROPOSAL #1: ELECTION OF NINE TRUSTEES



     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, John T. Conroy, Jr., Nicholas P. Constantakis, John F. Cunningham, J. Christopher Donahue, Peter E. Madden, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Bigley, Conroy, Madden and Murray are presently serving as Trustees. If elected by shareholders, Messrs. Constantakis, Cunningham, Donahue, Mansfield and Walsh are expected to assume their responsibilities as Trustees effective April 1, 1999. Please see "About the Election of Trustees" below for current information about the Nominees.



         Messrs. Conroy and Madden were appointed Trustees on August 21, 1991, to fill vacancies created by the resignation of Mr. Joseph Maloney and the decision to expand the size of the Board. Messrs. Murray and Bigley were appointed Trustees on February 14, 1995 and October 1, 1995, respectively, also to fill vacancies resulting from the decision to expand the size of the Board. Messrs. Cunningham, Mansfield and Walsh are being proposed for election as Trustees to fill vacancies anticipated to result from the resignation of three current Trustees. The anticipated resignations will not occur if Messrs. Cunningham, Mansfield and Walsh are not elected as Trustees.

         All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the nine individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

         If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR
                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST


About the Election of Trustees

         When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

         Set forth below is a listing of: (i) Trustees standing for election;[,] and (ii) Nominees standing for election who are not presently serving as Trustees, along with their addresses, birthdates, present positions with the Trust, if applicable, and principal occupations during the past five years:


Trustees Standing for Election

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee



Director or Trustee of the Federated Fund Complex; Director and Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, and Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee



Director or Trustee of the Federated Fund Complex; President, Investment Properties Corporation; Senior Vice -President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation.




Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee





Director or Trustee of the Federated Fund Complex; formerly, Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation.




John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee



Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.




Nominees Not Presently Serving as Trustees

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate:  September 3, 1939


Director or Trustee of the Federated Fund Complex; formerly, Partner, Andersen Worldwide SC.


John F. Cunningham
353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943



Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. Trustee Associate, Boston College; Director, EMC Corporation; formerly, Director, Redgate Communications.




J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President



President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.




Charles F. Mansfield, Jr.
80 South Road
Westhampton, NY



Birthdate:  April 10, 1945

Management consultant.


John S. Walsh
2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957


President and Director, Heat Wagon, Inc.; President and Director, Manufacturers Products, Inc.; President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc.; formerly, Vice President, Walsh & Kelly, Inc.




       PROPOSAL #2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS


         The 1940 Act requires that the Trust's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, and submitted for ratification or rejection at the next succeeding meeting of shareholders. The Board of Trustees of the Trust, including a majority of its members who are not "interested persons" of the Trust, approved the selection of Ernst & Young LLP (the "Auditors") for the current fiscal year at a Board meeting held on ________________May 12, 1998.



         The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Trust or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Trust's best interests.

         Representatives of the Auditors are not expected to be present at the Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting on the proposal at the Meeting.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
            VOTE TO RATIFY THE SELECTION OF THE INDEPENDENT AUDITORS


         PROPOSAL #3: APPROVAL OR DISAPPROVAL OF CHANGES TO THE TRUST'S
                         FUNDAMENTAL INVESTMENT POLICIES

         The 1940 Act requires investment companies such as the Trust to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." Certain of the Trust's fundamental policies had been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Trustees have authorized the submission to the Trust's shareholders for their approval, and recommended that shareholders approve, the removal, amendment and/or reclassification of certain of the Trust's fundamental policies.

         The proposed amendments would:

          (i) simplify and modernize the fundamental policies that are required to be stated under the 1940 Act;

          (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

         (iii) remove those fundamental policies which are no longer required by the securities laws of individual states as a result of the National Securities Markets Improvement Act ("NSMIA"), dated October 11, 1996.

By reducing to a minimum those policies that can be changed only by shareholder vote, the Trustees believe that the Trust would be able to minimize the costs and delay associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Trust's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The recommended changes are specified below. Each sub-item will be voted on separately, and the approval of any sub-item will require the approval of a majority of the outstanding voting shares of the Trust as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Meeting" below.)

      PROPOSAL #3(a): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON
                       DIVERSIFICATION OF ITS INVESTMENTS

         The Trust's current fundamental investment policy regarding diversification of its investments states:

         "The Trust will not purchase securities purchased by any one issuer having a value of more than 5% of the value of its total assets except cash or cash items, repurchase agreements, and U.S. government obligations."

         When the current policy was adopted, the Trust was subject to the laws of certain states which required this specific policy on investments despite the fact that the 1940 Act had a less restrictive standard. Since the enactment of NSMIA, the states no longer have jurisdiction over the operating policies of investment companies, including diversification policies.

         However, the Trust operates in compliance with 1940 Act Rule 2a-7, which was adopted by the U.S. Securities and Exchange Commission (the "SEC" or the "Commission") to govern the operations of money market funds. Rule 2a-7 provides specific diversification requirements for money market funds, and these requirements are more restrictive than the Trust's current diversification policy. Therefore, the Trustees propose to remove the Trust's current diversification policy, while confirming that the Trust will comply with Rule 2a-7.

         In order to afford the Trust's investment adviser maximum flexibility in managing the Trust's assets, the Trustees propose to restate the Trust's diversification policy to be consistent with the definition of a diversified investment company under the 1940 Act. While less restrictive than the limitations under Rule 2a-7, the restated policy complies with the Commission's general definition of diversification. The new policy would specifically: (i) add securities of other investment companies to the list of issuers which are excluded from the 5% limitation; and (ii) make clear that the diversification test is applied to 75% of the Trust's total assets, rather than 100% of its total assets.

         Upon approval of the Trust's shareholders, the fundamental investment policy governing diversification will be amended to read as follows:

         "With respect to securities comprising 75% of the value of its total assets, the Trust will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


        PROPOSAL #3(b): TO MAKE NON-FUNDAMENTAL AND TO AMEND THE TRUST'S
               FUNDAMENTAL INVESTMENT POLICY REGARDING MATURITY OF
                            MONEY MARKET INSTRUMENTS

         The investment objective of the Trust is stability of principal and current income consistent with stability of principal. One of the Trust's current investment policies, to which it adheres when pursuing its objective, is that it may not invest in a security having a remaining maturity of more than one year (365 days). This policy was adopted to comply with the provisions that, at the time, governed the maximum maturity of portfolio securities under Rule 2a-7 of the 1940 Act. The purpose of this provision of Rule 2a-7 is to limit the Trust's exposure to interest rate and credit risks associated with long maturity periods. Money market funds that use amortized cost pricing, to attempt to maintain a $1.00 net asset value, such as the Trust, must comply with Rule 2a-7.

         Amendments to Rule 2a-7, adopted by the Commission after the Trust adopted its policy, extended the maximum maturity period for any portfolio security from one year (365 days) to thirteen months (397 days). The Commission adopted the change in order to accommodate money market mutual funds, such as the Trust, that purchase annual tender bonds, and securities on a when-issued or delayed delivery basis. These securities often are not delivered for a period of up to one month after the Trust has made a commitment to purchase them. Since the Trust "books" the securities on the day the Trust agrees to purchase the securities, the maturity period begins on that day.

         The Board is recommending to shareholders that the Trust's investment policy be made non-fundamental. The Trust's new policy would mirror the language of Rule 2a-7, and extend the maximum maturity period of any portfolio security from one year (365 days) to thirteen months (397 days). The Trustees believe that this will benefit the Trust and is in the best interests of shareholders. In approving the proposed change, the Trustees evaluated: (i) compliance with Rule 2a-7, as amended; (ii) the positive effect on the Trust's ability to enter into when-issued and delayed delivery transactions and to purchase annual tender bonds; and (iii) the benefits of enhancing the Trust's yield versus the potential of increasing the Trust's exposure to both credit risk and interest rate risk. This change will in no way affect the Trust's investment policy with respect to the portfolio's average maturity. (See "Proposal #4(e): To Remove the Trust's Fundamental Investment Policy Regarding the Average Maturity of Securities in the Trust's Portfolio" below.)

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


PROPOSAL #3(c): TO MAKE NON-FUNDAMENTAL AND TO AMEND THE TRUST'S POLICY GOVERNING INVESTMENTS IN RESTRICTED SECURITIES

         The Trust's current policy on restricted securities reads as follows:

         "The Trust will not invest more than 10% of its total assets in securities which are subject to restrictions on resale under federal securities laws, except for Section 4(2) commercial paper."

         This policy was adopted because historically, restricted securities were viewed as illiquid since they could not be sold within seven days. Investment companies, such as the Trust, are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in the Trust's portfolio must be "liquid" so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. It is important to note that many restricted securities are, in fact, quite liquid and can be purchased without jeopardizing the liquidity of the Trust's portfolio.

         Certain state securities regulators previously required mutual funds to have a fundamental policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have the jurisdiction to impose such requirements. Furthermore, rules adopted by the Commission have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the Trustees the ability to determine, under specific guidelines, that a security is liquid. The Trustees may delegate this duty to the investment adviser provided the investment adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Trustees.



          The Trust's current policy prevents the Trust from acquiring a restricted security that may be viewed by the Trust's investment adviser as liquid, other than Section 4(2) commercial paper. If this proposal is approved, the present prohibition on purchase of restricted securities will become non-fundamental and will be revised. Under the new policy, the Trust will be able to invest to an unlimited extent in restricted securities as long as they meet the Trustees' guidelines for liquidity and the Trust's operating policy on restricted securities would read substantially as follows:

         "The Trust may invest in restricted securities. Restricted securities are any securities that are subject to restrictions on resale under federal securities law. The Trust may invest without limitation in restricted securities which are determined to be liquid under criteria established by the Trustees. To the extent that restricted securities are not determined to be liquid the Trust will limit their purchase, together with other illiquid securities, to not more than 10% of its net assets."



         Under the Trust's current policy on investing in illiquid securities, if a restricted security is determined not to be liquid, the purchase of that security, together with other illiquid securities, may not exceed 10% of the Trust's total assets. If shareholders do not approve the removal of the policy on restricted securities, the Trust will continue to invest no more than 10% of the value of its total assets in restricted securities of any kind, except
Section 4(2) commercial paper.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


PROPOSAL #3(d): TO MAKE NON-FUNDAMENTAL THE PROHIBITION ON TRUST INVESTMENTS IN SECURITIES TO EXERCISE CONTROL OF AN ISSUER

         The Trust's current policy prohibits the acquisition of the securities of any issuer, including investment companies, for the purpose of exercising control over, or management of, any company. The policy states:

         "The Trust will not acquire the voting securities of any issuer. It will not invest in securities issued by any other investment company, except as part of a merger, consolidation or other acquisition. It will not invest in securities of a company for the purpose of exercising control or management."

"Control" is defined under the 1940 Act as owning 25% or more of the voting securities of an issuer. A controlling ownership is likely to have an effect on the outcome of any shareholder voting on changes related to the operation of the issuing company.

         When the Trust adopted this investment policy, it was required to be fundamental by certain state securities regulators. Since NSMIA, those requirements no longer apply. By making the policy a non-fundamental operating policy, the Trustees will have maximum flexibility to make changes in the policy to benefit the Trust and its shareholders without the expense and delay of holding a shareholder meeting.



         If approved by shareholders, it is the intention of the Board to revise the language of the proposed operating policy to eliminate the sentence prohibiting investment in the securities of other investment companies. This prohibition has no relationship to the Trust's policy on investing for control, either in the fundamental form or in the form of the operating policy. When revised, the policy would continue to prohibit the Trust from investing in an issuer for the purpose of exercising control, and will enable the Trust to enjoy the benefits of an exemptive order (the "Order") issued by the Commission that allows the Trust to invest in affiliated money market funds under limited circumstances. The Trust does not currently anticipate that it would employ investment techniques the objective of which will be to exercise control over, or management of, any company.



THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL PROPOSAL #3(e): TO MAKE NON-FUNDAMENTAL AND TO AMEND THE TRUST'S POLICY TO PERMIT THE TRUST TO INVEST IN THE SECURITIES OF OTHER INVESTMENT COMPANIES


         The Trust currently has a fundamental investment policy that prohibits the purchase of shares of any other investment company, except for shares acquired as a result of a merger, consolidation or other acquisition. The Trust's investment adviser believes, and the Board has concluded, that this prohibition unnecessarily limits the Trust's investments. Amending this policy would expand the investment opportunities available to the Trust by allowing the Trust to invest in other investment companies. Investments in other investment companies are limited under the 1940 Act and by the Order. The 1940 Act and the Order limit both the portion of the Trust's assets that may be so invested in a particular fund, and the portion of such a fund which may be owned by the Trust. Normally, each investment company in which the Trust invests will have its own operating expenses, including advisory fees; however, the Trust's investment adviser will waive the portion of its advisory fee attributable to assets invested in other investment companies. It is expected that the other duplicative expenses are justified by the benefit of having access to the markets in which such funds invest, or in the investment techniques or advisers of such funds.


         At the present time, the Board expects to utilize the authority provided by this proposal to invest the Trust's temporary cash reserves in shares of other money market funds. These cash reserves typically arise from the receipt of dividend and interest income from portfolio securities, the receipt of payment for sale of portfolio securities, defensive cash positions and the decision to hold cash to meet redemptions or make anticipated dividend payments. Further, by changing the policy from fundamental to an operating policy, the Trustees believe that maximum flexibility will be afforded to the Trust to amend the policy as appropriate in the future without the burden and delay to the Trust and its shareholders of holding a special meeting.

         The ability to purchase shares of money market funds would be beneficial because it would provide the Trust additional investment opportunities late in each business day, when opportunities to acquire money market instruments are limited. Otherwise, the Trust would be forced to hold some of its cash uninvested, resulting in little or no investment income.

         If shareholders approve this item, the new operating policy will read as follows in: (a) the Prospectus, and (b) the Statement of Additional
Information:

         (a)......"Investing in Securities of Other Investment Companies

                  The Trust may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Trust in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Trust expects that its investments in other investment companies will be limited to shares of money market funds, including funds affiliated with the Trust's investment adviser."

         (b)......"Investing in Securities of Other Investment Companies

                  The Trust may invest in the securities of affiliated money market funds as an efficient means of managing the Trust's uninvested cash."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


       PROPOSAL #3(f): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY
                  REGARDING BORROWING TO PERMIT THE PURCHASE OF
                   SECURITIES WHILE BORROWINGS ARE OUTSTANDING

         The Trust's current fundamental investment policy on borrowing states that:

         "The Trust will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets. In addition, the Trust may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This latter practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Trust to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

         "Interest paid on borrowed funds will not be available for investment. The Trust will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Trust will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements."

         Management has recommended that the Trustees consider approving a revision to the fundamental policy that would permit the Trust to purchase securities while its borrowings are outstanding, as the Trust's investment adviser believes that the current policy unnecessarily limits the Trust's investments. If approved by shareholders, the phrase "and may not purchase any portfolio instruments while any borrowings are outstanding" will be deleted. The Trust would continue to be subject to the same percentage limitation on its borrowings --5% of the value of the Trust's total assets -- if the proposed change is approved.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


                 PROPOSAL #4: REMOVAL OF CERTAIN OF THE TRUST'S
                         FUNDAMENTAL INVESTMENT POLICIES

          The Board has determined that certain of the current fundamental investment policies are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investment in certain securities. As a consequence of those restrictions, the Trust adopted the investment policies described below and agreed that they would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Trust has recommended, and the Board has determined, that these policies should be removed. The removal of these policies would provide greater flexibility in the management of the Trust by permitting the Trust to purchase a broader range of securities that are permitted investments and that are consistent with its investment objective and policies.

          The policies being removed are listed below. Each will be voted on separately, and the approval of each change will require the affirmative vote of a majority of the outstanding voting shares of the Trust as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Meeting" below).

PROPOSAL #4(a): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN NEW ISSUERS (UNSEASONED ISSUERS)

         The Trustees have determined that the Trust's current policy on investment in new issuers is unnecessary. New issuers are those issuers that are considered "unseasoned" because they have been in operation for less than three years. As a money market fund, the Trust must operate in accordance with the provisions of Rule 2a-7 governing the quality of investment securities to be acquired by the Trust. While the length of the prior record of an issuer may be a factor in evaluating the issuer, other factors can be equally or more important in evaluating the quality of the investment. Therefore, the Trustees are recommending that the following policy be deleted:

         "The Trust will not invest more than 5% of the value of its total assets in money market instruments of unseasoned issuers, including their predecessors, that have been in operation for less than three years."

         If approved, the Trust will be able to invest in unseasoned companies without limit so long as they meet other criteria governing the selection of the Trust's investments.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


PROPOSAL #4(b): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN OIL, GAS AND MINERALS



         The Trustees have determined that the Trust's current investment policy on investment in oil, gas and minerals is unnecessary. This determination was based on the fact that the limitation is not required by applicable regulations. Further, such a limitation is redundant because Rule 2a-7 precludes the Trust from directly investing in oil, gas and minerals. Accordingly, the Trustees are recommending that it be removed by deleting the following:



                    "The Trust will not invest in...oil, gas, or other mineral programs..., except that it may purchase money market instruments issued by companies that invest in or sponsor such interests."

         In the event of shareholder approval, any investments by the Trust in securities of issuers which invest in or sponsor such interests will continue to be subject to credit quality standards applicable to all Trust investments.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


PROPOSAL #4(c): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES

         The Trustees have determined that the Trust's current policy on investment in issuers whose securities are owned by Officers and Trustees of the Trust is unnecessary and are recommending that it be removed by deleting the following:

         "The Trust will not purchase or retain the securities of any issuer if the Officers and Trustees of the Trust or its investment adviser, owning individually more than of 1% of the issuer's securities, together own more than 5% of the issuer's securities."

          This policy originated many years ago and was intended to prevent conflicts of interest in the management of mutual funds. Preventing conflicts of interest in Trust management is a critically important objective. Management believes that the Trust's Code of Ethics provides the best way to accomplish this goal. The Code of Ethics, which has been adopted in accordance with SEC rules, restricts the private investment activities of Officers, Trustees and key advisory personnel and a wide range of employees of the Trust's investment adviser. If approved, the Trust will be able to invest in issuers without regard to whether the Officers or Trustees of the Trust or its adviser own any securities of those issuers. However, because of the types of securities purchased by the Trust, it is highly unlikely that the Trust will purchase securities of any issuers whose securities are owned in material amounts by Officers or Trustees of the Trust or its adviser.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


PROPOSAL #4(d): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN OPTIONS



         The Trustees have determined that the Trust's current investment policy on investment in options is unnecessary. This determination is based on the fact that the limitation is not required by applicable regulations. Like the proposals above, this policy originated in now obsolete state securities laws. Accordingly, the Trustees are recommending that it be removed by deleting the following:

     "The Fund will not invests in puts, calls, straddles, or any combination of them."

         [The Trust has no present intention to invest in options except to allow the Trust to recover its investment.



         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL


     PROPOSAL  4(e):  TO  REMOVE  THE  TRUST'S  FUNDAMENTAL   INVESTMENT  POLICY
     REGARDING THE AVERAGE MATURITY OF SECURITIES IN THE TRUST'S PORTFOLIO

         The Trust is presently subject to a fundamental investment policy that provides:

         "The average maturity of money market instruments in the Trust's portfolio, computed on a dollar-weighted basis, will be 120 days or less, but the Trust intends to compute on a dollar-weighted basis of 90 days."

         As a consequence of the recommendation of the Trust's investment adviser, the Board has proposed the elimination of this fundamental policy. Amendments to Rule 2a-7 adopted by the SEC after the Trust adopted its investment policy have reduced the average maturity requirement applicable to a money market fund's portfolio to 90 days, in order to reduce a money market fund's exposure to interest rate and credit risks associated with longer maturity periods. As a result, the Trust's current fundamental policy as it relates to maintaining an average dollar-weighted portfolio maturity of 120 days is obsolete and no longer consistent with the provisions of Rule 2a-7 as it is presently in effect.

         The Trust's investment adviser has recommended the adoption of a non-fundamental operating policy, replacing the fundamental policy, that will mirror the provisions of Rule 2a-7. This will allow the Trust's investment adviser to modify the policy, if necessary in the future, in the event that the SEC again revises the requirements under Rule 2a-7, without the expense of having to hold a shareholder meeting. It should be noted that Rule 2a-7 does not require a money market fund, such as the Trust, to adopt a fundamental policy regarding average portfolio maturity, but that the SEC requires that a fund operate in accordance with the requirements of Rule 2a-7, as the Trust does.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


     PROPOSAL #5: TO APPROVE OR DISAPPROVE AMENDMENTS AND RESTATEMENTS TO THE TRUST'S DECLARATION OF TRUST

                  Mutual funds, such as the Trust, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Trust, these organizational documents are the Declaration of Trust and the By-Laws. Since the adoption of the Trust's current Declaration of Trust, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation to respond quickly to changes in the market. Several items in the current Declaration of Trust prohibit the Trust from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting.

                  Accordingly, the Trustees have approved, and have authorized the submission to the Trust's shareholders for their approval, certain amendments to the Trust's Declaration of Trust. The approval of each amendment will require the affirmative vote of a majority of the outstanding voting securities of the Trust as defined in the Declaration of Trust. (See "Proxies, Quorum and Voting at the Meeting," below.)

     PROPOSAL #5(a): TO AMEND AND RESTATE THE TRUST'S DECLARATION OF TRUST TO PERMIT THE TRUST TO ADD SERIES AND CLASSES OF SHARES

         Shareholders are being asked to approve an amendment to the Trust's Declaration of Trust to furnish the Trust with the flexibility to add separate investment portfolio series of shares ("portfolios") and to designate classes of shares within a portfolio. Currently, the Trust is constrained by its Declaration of Trust to only one portfolio issuing only one class of shares.

         There is presently no intention to create additional portfolios, or to add classes, although the proposed amendment to the Declaration would permit the Trustees to take such actions at a future date, without first seeking shareholder approval. As discussed further below, these actions are being recommended because they may be advantageous for the Trust and certain of its shareholders.

         Each share of a portfolio of the Trust would represent an equal and proportionate interest in the assets owned by such portfolio. Each share in a portfolio would have identical voting rights with each other share of the Trust outstanding for purposes of voting on issues that affect the Trust as a whole, such as the election of Trustees. All shares of all classes of each portfolio of the Trust would have equal voting rights on matters affecting that entire portfolio, such as changes in investment policies. On matters affecting only a particular class, such as certain distribution arrangements, only shareholders of that class would be entitled to vote.

         Each class of shares could then be made available through different distribution channels. All classes of shares would have the same rights and privileges, except that the amendment to the Declaration would authorize the Trustees to allocate expenses among the classes related to shareholder services and distribution methods ("Class Expenses"). Different Class Expenses would result in different dividends among the classes. This structure would cause classes having higher expense ratios to pay lower dividends than classes with lower expense ratios within a portfolio.

         Shareholders would pay their allocable portion of portfolio and Trust expenses. The Trust expenses for which holders of shares would pay their allocable portion include, but are not limited to: the cost of organizing the Trust and continuing its existence; registering the Trust with federal and state securities authorities; Trustees' fees; auditors' fees; the cost of meetings of Trustees; legal fees of the Trust; association membership dues; and such non-recurring and extraordinary items as may arise. The portfolio expenses for which holders of shares pay their allocable portion include, but are not limited to: registering the portfolio and shares of the portfolio; investment advisory services; taxes and commissions; custodian fees; insurance premiums; auditors' fees; and such non-recurring and extraordinary items as may arise.

         The only Class Expenses that would be allocated to shares as a class are expenses under any Distribution Plan adopted pursuant to Rule 12b-1 of the 1940 Act ("12b-1 Plan") or any shareholder services plans which relate to such class of shares. However, the Trustees would reserve the right to allocate certain other Class Expenses to shareholders on a class-by-class basis as they deem appropriate. In any case, Class Expenses would be limited to: transfer agent fees as identified by the transfer agent as attributable to holders of a class of shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the SEC and registration fees paid to state securities commissions; expenses related to administrative personnel and services as required to support holders of a class of shares; legal fees relating solely to a class of shares; and Trustees' fees incurred as a result of issues relating solely to a class of shares. Performance figures would be calculated separately for each class of shares.

         The proposed amendment would not alter the rights and privileges of current Trust shareholders.

         The Trustees believe that the added flexibility provided by the proposed amendment to the Declaration may enhance the marketing opportunities for the Trust and provide investors with purchasing options and operating expense levels best suited to their individual situations. This may attract more investment dollars, resulting in greater investment opportunities for the Trust. Additionally, the Trustees anticipate that an increase in portfolio size may result in certain economies of scale which could help reduce the expense ratio of the portfolio. A reduction in the overall expense ratio should have a favorable effect on the portfolio's net yield for both classes of shares.

         If approved, the Declaration of Trust will be amended throughout to provide that shares of the Trust can be issued in one or more portfolios and in one or more classes. In the event that the amendments are not approved by shareholders, this section of the Declaration of Trust will remain as it currently exists and the Board of Trustees will consider what action, if any, should be taken.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


   PROPOSAL #5(b): TO AMEND AND RESTATE THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL OF A MAJORITY OF SHAREHOLDERS IN THE EVENT OF THE SALE AND CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION

         Article XII, Section 4(b) of the Declaration of Trust currently requires the approval of the holders of at least two-thirds of all of the outstanding shares of the Trust to approve any sale and conveyance of the assets of the Trust to another open-end management investment company. To reduce the likelihood of greater expenses in a proposed solicitation for the approval of any sale and conveyance, the Trustees have adopted an amendment that would permit a majority vote to approve such a transaction. A majority vote means the affirmative vote of: (a) 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less. The amendment would provide the Trust with greater flexibility, and in the event circumstances warrant the approval of the Board, the Trustees could determine that a sale and conveyance of assets would be in the best interest of the Trust. The Trustees are recommending that shareholders approve the adoption of this proposed amendment to the Declaration of Trust.

         If approved by shareholders, Article XII, Section 4(b) of the Declaration of Trust would be amended to read as follows:

         "(b) The Trustees, with the approval of a Majority Shareholder Vote, may by unanimous action sell and convey the assets of the Trust, or a class or series of the Trust, to another trust or corporation organized under the laws of any state of the United States, which is a diversified open-end management investment company as defined in the 1940 Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust, or a class or series of the Trust, and which may include shares of beneficial interest or stock of such trust or corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the Trust, or a class or series of the Trust, then outstanding. For the purposes of this provision, a "Majority Shareholder Vote" means the affirmative vote of the lesser of: (a) more than 50% of the outstanding voting securities entitled to vote upon the matter, or (b) 67% or more of the voting securities present at the meeting if the holders of 50% or more of the outstanding voting securities entitled to vote on the matter are present at the meeting in person or by proxy."

         In the event that the amendment to Article XII, Section 4(b) is not approved by shareholders, this section of the Declaration of Trust will remain as it currently exists, and the Board of Trustees will consider what action, if any, should be taken.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


     PROPOSAL #5(c): TO AMEND AND RESTATE THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST WITHOUT SHAREHOLDER APPROVAL

          Shareholders are being asked to approve an amendment to the Trust's Declaration of Trust to permit the Trustees to sell and convert into money (i.e., liquidate) all the assets of the Trust, or any class or series of the Trust, and then redeem all outstanding shares of any portfolio or class of the Trust or an affected series or class of which shares are outstanding. Currently, a majority vote of shareholders is required to liquidate the Trust or an affected series or class of which shares are outstanding. The Trustees have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Trust's shareholders may not be served. By requiring the Trustees to solicit a shareholder vote, by means of a proxy solicitation and special meeting of shareholders, the Declaration of Trust greatly hinders the Trustees' ability to effectively act on decisions about the continued viability of the Trust. If it is determined that it is no longer advisable to continue the Trust, or a class or series of the Trust, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve those assets that remain.

         If approved by shareholders, Article XII, Section 4(c) of the Declaration of Trust will be amended to read as follows:

         "The Trustees may at any time sell and convert into money all the assets of the Trust, or a class or series of the Trust, without shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Trust, the Trustees shall distribute the remaining assets of the Trust ratably among the holders of the outstanding Shares having an interest in such assets."

          The Trustees believe that the interest of the shareholders is adequately protected by this provision, as the liquidation would require the conversion of the assets of the Trust to cash, which will thereafter be distributed to shareholders pro rata. It is believed that this will result in the return to shareholders of substantially the same value as would be provided to the shareholder by a redemption resulting in the payment to the shareholder of the then current net asset value of the shares owned by the shareholder.

          In the event that the amendment to the Declaration of Trust to allow Trustees to liquidate assets is not approved by the shareholders, the Declaration of Trust will remain as it currently exists and the Trustees will consider what action, if any, should be taken.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


                           INFORMATION ABOUT THE TRUST

Proxies, Quorum and Voting at the Meeting

         Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust means: (a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less.

         Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of one-fourth of the total number of outstanding shares of the Trust, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

         For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.



         If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies that they are required to be voted against the proposal and will vote in FAVOR of the adjournment other proxies that they are authorized to vote. A shareholder vote may be taken on the other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

         As referred to above, the "Federated Fund Complex," "The Funds" or "Funds" include the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds; and Trust for Financial Institutions.

Share Ownership of the Trust
Officers and Trustees of the Trust own less than 1% of the Trust's outstanding shares.



At the close of business on the Record Date, there were no persons, to the knowledge of management, who owned more than 5% of the outstanding shares of the Trust.



Trustee Compensation
                                      Aggregate
Name,                               Compensation
Position With                           From                                 Total Compensation Paid
Trust                                  Trust1#                                  From Fund Complex+
--------------------------------------------------------------------------------------------------------

John F. Donahue*@                         $0               $-0- for the Trust and
               ==
Chairman and Trustee                                       56 other investment companies in the Fund Complex

Thomas G. Bigley                      $4,537.75            $113,860.22 for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex

John T. Conroy, Jr.                   $4,992.27            $125,264.48 for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex

William J. Copeland                   $4,992.27            $125,264.48 for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex

James E. Dowd                         $4,992.27            $125,264.48 for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.*              $4,537.95            $113.860.22 for the Trust and
                       =
Trustee                                                    56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr.@              $4,992.27            $125,264.48 for the Trust and
                       =
Trustee                                                    56 other investment companies in the Fund Complex

Peter E. Madden                       $4,537.75            $113,860.22 for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex

John E. Murray, Jr.                   $4,537.75            $113,860.22 for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex

Wesley W. Posvar                      $4,537.75            $113,860.22 for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex

Marjorie P. Smuts                     $4,537.75            $113,860.22 for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex



*1 Information is furnished for the fiscal year ended February 28, 1998.

# The aggregate compensation is provided for the Trust which is comprised of one portfolio.

+The information is provided for the last calendar year.

*This Trustee is deemed to be in "interested person" as defined in the 1940 Act.

@Member of the Executive Committee.


         During the fiscal year ended February 28, 1998, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.


         The Executive Committee of the Board of Trustees handles the responsibility of the Board between meetings of the Board. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

         For the most recently completed fiscal year, Messrs. Flaherty, Conroy, Copeland, and Dowd served on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended February 28, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.


Officers of the Trust

         The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee



Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust and Nominee for Trustee.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

President

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.



J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President



President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.



John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938



Executive Vice President and Secretary

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary, and Director Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Director, Federated Services Company; Director, Federated Securities Corp.


William D. Dawson, III
Federated Investors Tower
Pittsburgh, PA

Birthdate:  March 3, 1949

Chief Investment Officer

Chief Investment Officer of the Trust and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Research Corp., Federated Advisers, Federated Management, Federated Research, and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc; formerly: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Research Corp., Federated Advisers, Federated
Management, Federated Research, and Passport Research, Ltd.


Susan R. Hill
Federated Investors Tower
Pittsburgh, PA

Birthdate:  June 20, 1963

Vice President

Vice President of Passport Research, Ltd.; formerly: Assistant Vice President of Passport Research, Ltd.


Richard J. Thomas
Federated Investors Tower
Pittsburgh, PA

Birthdate:  June 17, 1954

Treasurer

Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.; formerly: various management positions within Funds Financial Services Division of Federated Investors, Inc.



         None of the Officers of the Trust received salaries from the Trust during the fiscal year ended March 31, 1998.



          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

         The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Edward D. Jones & Co. Daily Passport Cash Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

--------------------------------------------------------------------------------
  SHAREHOLDERS                                  ARE REQUESTED TO COMPLETE, DATE
                                                AND SIGN THE ENCLOSED PROXY CARD
                                                AND RETURN IT IN THE ENCLOSED
                                                ENVELOPE, WHICH NEEDS NO POSTAGE
                                                IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                              By Order of the Board of Trustees,


                                                               John W. McGonigle
                                                                       Secretary

February 11, 1999

                 EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST

Investment Adviser
PASSPORT RESEARCH, LTD.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Principal Distributor
EDWARD D. JONES & CO.
201 Progress Parkway
Maryland Heights, Missouri  63043

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779




















Cusip
(_____/99)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Edward
D. Jones & Co. Daily Passport Cash Trust (the "Trust") hereby appoint Patricia
F. Conner, Gail Cagney, Susan M. Jones, and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Trust which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on March 29, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 11:30 a.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                       [   ]

Proposal 1 To  elect  Thomas  G.  Bigley,  John  T.  Conroy,  Jr.,  Nicholas  P.
     Constantakis, John F. Cunningham, J. Christopher Donahue, Peter E. Madden, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as Trustees of the Trust

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    FOR ALL EXCEPT   [   ]


                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To ratify the selection of Ernst & Young LLP as the Trust's independent auditors

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 3 To make changes to the Trust's fundamental investment policies:

          3(a) To approve a revision in the Trust's fundamental investment policy with regard to diversification of its investments

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(b) To approve making non-fundamental, and amending, the Trust's fundamental investment policy regarding maturity of money market instruments

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(c) To approve making non-fundamental, and amending, the Trust's fundamental investment policy regarding investing in restricted securities

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(d) To approve making non-fundamental the Trust's policy prohibiting investment in securities to exercise control of an issuer

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(e) To approve making non-fundamental, and amending, the Trust's authority to invest in the securities of other investment companies

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(f) To approve a revision in the Trust's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 4 To eliminate certain of the Trust's fundamental investment policies:

          4(a) To approve removing the Trust's fundamental investment policy on investing in new issuers

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          4(b) To approve removing the Trust's fundamental investment policy on investing in oil, gas, and minerals

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          4(c) To approve removing the Trust's fundamental investment policy on investing in issuers whose securities are owned by Officers and Trustees

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          4(d) To approve removing the Trust's fundamental investment policy on investing in options

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          4(e) To approve removing the Trust's fundamental investment policy regarding the average maturity of securities in the Trust's portfolio

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 5 To approve amendments and restatements to the Trust's Declaration of
Trust:

          5(a) To approve an amendment and restatement of the Trust's Declaration of Trust to permit the Trust to add series and classes of shares

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          5(b) To approve an amendment of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale or conveyance of the assets of the Trust to another trust or corporation

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          5(c) To approve an amendment and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without shareholder approval

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]



                                                     YOUR VOTE IS
                                                     IMPORTANT Please
                                                     complete, sign and
                                                     return this card
                                                     as soon as
                                                     possible.


                                                     --------------------------
                                                     Dated


                                    Signature


                                                     Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903, or through the
                                             Internet at www.proxyvote.com